Prospectus May 23, 2012

Specialty ProShares
COBO	ProShares USD Covered Bond

PROSHARES TRUST	Distributor: SEI Investments Distribution Co.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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3	Summary Section

8	Investment Objective, Principal Investment Strategies, and Related Risks

14	Management of ProShares Trust

15	Determination of NAV

15	Distributions

15	Dividend Reinvestment Services

16	Taxes

“BNP Paribas Diversified USD Covered Bond IndexTM” is a trademark of BNP Paribas or its affiliates and has been licensed for use by ProShares Trust.

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Summary Section

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Investment Objective

ProShares USD Covered Bond (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the BNP Paribas Diversified USD Covered Bond IndexTM (the “Index”).

The Index, published by BNP Paribas, seeks to track the performance of U.S. dollar-denominated “Covered Bonds” that are generally rated AAA (or its equivalent). Covered Bonds are debt instruments issued by a financial institution that are secured by a segregated pool of financial assets (the “cover pool”), typically mortgages or public-sector loans. Covered Bonds differ from other debt instruments, including asset-backed securities, in that bondholders have a senior, unsecured claim against the issuing financial institution, which is secured by the cover pool in the event of default by such issuing financial institution. Further, the issuing financial institution typically maintains the cover pool in order to support the claims of Covered Bondholders in the event of default by the issuing financial institution. Currently, the Index is comprised of Covered Bonds issued exclusively by non-U.S. institutions.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.35%
Other Expenses*	0.43%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	0.78%
Fee Waiver/Reimbursement**	-0.43%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.35%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.
**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.35% through September 30, 2013. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year.

Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$36	$206

The Fund pays transaction and financing costs associated with transacting in securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. The Fund’s portfolio turnover rate is calculated without regard to cash instrument transactions. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher. No portfolio turnover information is provided for the Fund because as of the date of this prospectus, the Fund had not yet commenced operations.

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its total assets in Covered Bonds. In addition, the Fund may invest in other securities that ProShare Advisors believes, in combination with Covered Bonds, should track the performance of the Index. The Index aims to include the universe of U.S. dollar-denominated fixed-rate Covered Bonds that conform to the eligibility criteria for the Index. The Covered Bonds must be denominated in USD, have a fixed-rate coupon, have at least 18 months to maturity, have USD 1 billion or more of outstanding face amount and a minimum denomination no greater than $250,000, be either registered with the Securities and Exchange Commission or eligible for resale under Rule 144A of the Securities Act of 1933, as amended, and satisfy the liquidity criteria applicable to the Index. In addition, the Covered Bonds must be rated in the highest category by at least one of the following rating agencies: Fitch Investor Services, Moody’s Investor Services and Standard & Poor’s Rating Group. Where the Covered Bond is rated by all three agencies, two of the agencies must rate the bond AAA (or its equivalent), where the bond is rated by two of such agencies, both agencies must rate the bond AAA (or its equivalent) and where the bond is rated by only one of such rating agency, that agency must rate the bond AAA (or its equivalent). Covered Bonds containing puts or calls and bonds that are convertible or have equity-like features are not eligible for inclusion in the Index. In addition, the following diversification criteria are applied to the Index when it is rebalanced: no single issuer may have value weight greater than 25% of the value of the Index and issuers with a value weight of 5% or more may not constitute more than 50% of the value of the Index. For the purpose of the diversification criteria, bonds guaranteed by the same guarantor

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will be treated as being issued by the same issuer. If a Covered Bond no longer satisfies the eligibility criteria, it will be removed from the Index when the Index is rebalanced. The Index is rebalanced on the last business day of the following months: January, April, July and October. The Index may from time to time include Covered Bonds issued by BNP Paribas or its affiliates.

As of the date of this prospectus, the Index consists of 43 Covered Bonds issued by 20 different issuers, all of which are financial institutions. These issuers are primarily Canadian and European and come from: Canada (59.0%); Norway (11.6%); France (6.3%); Sweden (4.9%); England (3.2%); Australia (6.0%); and Switzerland (9.0%). The above weights represent the percentage of dollars invested per country. The Index is published under the Bloomberg ticker symbol “BNIXCOVD”.

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Debt Securities — The Fund will invest in debt securities, primarily Covered Bonds that are issued by a financial institution and are secured by a pool of financial assets, typically mortgages (e.g., residential, commercial and/or ship mortgages) or public-sector loans, which are loans made to national, regional and local authorities to fund public-sector lending (e.g., loans that support public investment and infrastructure projects). In addition, the pool of financial assets may include cash or cash equivalents.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

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Risks Specific to Covered Bonds — While Covered Bonds are secured by a pool of assets (the “cover pool”), there is no guarantee that the cover pool will adequately or fully compensate Covered Bond investors in the event that an issuer defaults on its payment obligations. In the event of such default, the Fund may obtain assets of the cover pool, which may be difficult to liquidate, rather than cash. These assets may be difficult to value. See “Valuation Risk” below for more information. Assets that comprise a cover pool, such as mortgages or public-sector loans, may also decline in value. See “Mortgage and Public-

Sector Loan Risk” below for more information. Accordingly, upon an issuer default, a Fund may experience significant delays in obtaining any amounts for the cover pool and/or may obtain only limited amounts or no amounts in certain circumstances. Market practice surrounding the maintenance of a cover pool, including custody arrangements, varies based on the jurisdiction in which the Covered Bonds are issued. Certain jurisdictions may afford lesser protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. Investors should be aware that Canadian Covered Bonds (and potentially those of certain other jurisdictions that the Fund may invest in) are governed by contractual arrangements, rather than a specific legislative legal framework. Also, because certain Covered Bonds may benefit from the support of a sovereign government, such Covered Bonds may be negatively affected to the extent that the creditworthiness of the sovereign government is negatively affected. Further, while Covered Bond investors have a preferential claim on cover assets, senior to other creditors, there is no guarantee that such a claim will provide an amount equal to the obligations owed to Covered Bond investors. If the proceeds in a cover pool are not sufficient to cover the obligations owed to investors of a Covered Bond held by the Fund, the Fund may be prevented from realizing the full amount of principal and interest due. As a result, Fund shareholders may incur losses, which at times may be significant.

Investors should be aware that the rating of the underlying issuer of a Covered Bond may be lower than the rating of the Covered Bond.

Also, due to demand from other investors, certain Covered Bonds may be less accessible to the capital markets and may be difficult for the Fund to acquire. This may cause the Fund, at times, to pay a premium to obtain such securities for its own portfolio or may result in the Fund being under-exposed to such securities, in relation to the Index.

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Interest Rate Risk — Interest rate risk is the risk that debt securities may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

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Private Placement Risk — The Fund will typically invest in privately placed Covered Bonds, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded, and may be less liquid than those that are publicly traded. Accordingly, the Fund may not be able to redeem or resell its interests in a Covered Bond at an advantageous time or at an advantageous price which may result in a loss to the Fund.

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Mortgage and Public-Sector Loan Risk — Because the Fund’s investments in Covered Bonds are secured by a pool of financial assets that may include mortgages and public-sector loans, the Fund may be indirectly exposed to the risks posed by

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mortgages and/or public-sector loans. These risks include interest rate risk, extension risk and prepayment risk. Because of these risks, any mortgages or public-sector loans may be subject to greater volatility as a result of slight movements in interest rates (either increases or decreases) that may have the effect of quickly increasing or decreasing the value of certain mortgages or public-sector loans that collateralize investments held by the Fund.

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Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change. All Covered Bonds held by the Fund are sold prior to maturity, which can result in losses.

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Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its investment objective on or around that day.

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Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective, and/or may incur substantial trading losses.

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Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers, such as U.S. dollar-denominated Covered Bonds, may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; ii) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; iii) the possibility that a foreign government may withhold portions of interest and dividends at the source; iv)

taxation of income earned in foreign countries or other foreign taxes imposed; v) less publicly available information about foreign issuers; and vi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times.

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Geographic Concentration Risk — Because the Fund currently focuses its investments primarily in Covered Bonds issued by European and Canadian financial institutions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in a particular country or region and subject to the related risks. The Fund may also invest in Covered Bonds issued in other regions.

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Exposure to European Investments Risk — The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, interest rates, deficits, debt levels and fiscal and monetary controls. As a result, each EU member country may be significantly affected by EU policies and may be highly dependent on the economies of its fellow members. The European financial markets have experienced significant volatility recently and several EU member countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several EU member countries have experienced credit rating downgrades, rising government debt levels and, for certain EU member countries (including Greece, Spain, Portugal, Ireland and Italy), weakness in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the affected EU member country, issuers in the affected EU member country, the economies of other EU member countries, their trading partners or other European countries. Such events, or even the threat of such events, may cause the value of debt issued by issuers in such European countries to fall, in some cases drastically. These events may also cause continued volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in EU member countries, EU member countries, their trading partners, or other European countries, these events may impact the performance of the Fund.

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Financial Services Industry Debt Risk — The Fund is subject to risks related to the debt issued by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of a financial services company’s activities, the prices that financial services companies can charge and the amount of capital they must

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maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and other financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, such bonds in the Index may underperform fixed-income investments that track other markets, segments and sectors.

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Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire securities or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

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Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

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Market Price Variance Risk — The Fund’s shares will be listed for trading on the NYSE Arca and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for shares. ProShare Advisors cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

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Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, if ProShare Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to those issuers than a diversified fund might be.

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Portfolio Turnover Risk — Active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

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Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProShare Advisors. Michelle Liu, Portfolio Manager, has managed the Fund since May 2012.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 130,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

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Investment Objective, Principal Investment Strategies, and Related Risks

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This section contains additional detail on ProShares USD Covered Bond’s (the “Fund”) investment objective, principal investment strategies and related risks.

Investment Objective

The Fund seeks investment results, before fees and expenses, that track the performance of the BNP Paribas Diversified USD Covered Bond IndexTM (the “Index”).

The Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees (the “Board”) of ProShares Trust (the “Trust”), without the approval of Fund shareholders. The Fund reserves the right to substitute a different index or security for the Index.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective, ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the Index. The Fund employs investment techniques that ProShare Advisors believes should, in the aggregate, simulate the movement of the Index. The investment techniques utilized to simulate the movement of the Index are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transactions costs, while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics (e.g., with respect to market capitalization and industry weightings) to, the Index. For example, the Fund may hold a representative sample of the securities in the Index, which is intended to have aggregate characteristics similar to the Index. In addition, the Fund may obtain exposure to components not included in the Index or overweight or underweight certain components contained in the Index.

ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that provide exposure to its Index without regard to market conditions, trends or direction. The Fund does not take temporary defensive positions.

Strategies Specific to the Fund

The Fund will, under normal circumstances, invest at least 80% of its total assets in Covered Bonds. In addition, the Fund may invest in other securities that ProShare Advisors believes, in combination with Covered Bonds, should track the performance of the Index.

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Debt Securities — The Fund will invest in debt securities, primarily Covered Bonds that are issued by a financial institution and are secured by a pool of financial assets, typically mortgages (e.g., residential, commercial and/or ship mortgages) or public-sector loans, which are loans made to national, regional and local authorities to fund public-sector lending (e.g., loans that support public investment and infrastructure projects). In addition, the pool of financial assets may include cash or cash equivalents.

The Fund is subject to the SEC “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in Covered Bonds and/or financial instruments that, in combination, should have economic characteristics similar to Covered Bonds. As a general matter, the Fund will invest at least 80% of its assets in Covered Bonds.

Principal Risks

In addition to the risks noted in the summary section, many other factors may also affect the value of an investment in the Fund. The Fund’s net asset value (“NAV”) will change daily based on the performance of the Index, which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on the Fund will depend upon the types of securities in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers.

The factors most likely to have a significant impact on the Fund’s portfolio are called “principal risks.” The principal risks for the Fund are noted in the summary section and additional information regarding certain of these risks, as well as information related to other potential risks to which the Fund may be subjected, is provided below. The Statement of Additional Information (“SAI”) contains additional information about the Fund, its investment strategies and related risks. The Fund may be subject to other risks in addition to those identified as principal risks.

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Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. A number of factors may adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, income items, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying Index, may have exposure to securities not included in the Index, or its weighting of investment exposure to such securities or industries may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its Index. Activities surrounding index reconstitutions and other index rebalancing or reconstitution events may hinder a Fund’s ability to meet its daily investment objective on or around that day.

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Exposure to Foreign Investments Risk — The Fund may invest in securities of foreign issuers, such as U.S. dollar-denominated Covered Bonds, or other investments that provide the Fund with exposure to foreign issuers (collectively, “foreign investments”). Certain factors related to foreign investments may prevent the Fund from achieving its goals. These factors include the effect of (i) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (ii) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (iii) the possibility that a foreign government may withhold portions of interest and dividends at the source; (iv) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; (v) less publicly available information about foreign issuers; and (vi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times.

The Fund’s ability to achieve its investment objectives also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent the Fund’s assets are exposed to contractual and other legal obligations in a foreign country, these factors may affect the Funds’ ability to achieve their investment objectives. The Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and (iv) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent the Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objectives may be especially subject to factors and developments related to such country or region.

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Geographic Concentration Risk — The Fund currently focuses its investments in Covered Bonds economically tied primarily to European and Canadian financial institutions and therefore may be particularly susceptible to economic, political or regulatory events affecting those regions and risks related thereto. As a result, the Fund may be more volatile than a more geographically diversified fund. The Fund may also invest in Covered Bonds issued in other regions.

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Market Price Variance Risk — Individual shares of the Fund will be listed for trading on the NYSE Arca and can be bought and sold in the secondary market at market prices. The market prices of Fund shares will fluctuate in response to changes in NAV and supply and demand for Fund shares. ProShare Advisors cannot predict whether Fund shares will trade above, below or at their NAV. Differences between secondary market prices and NAV for shares may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time. Given the fact that Fund shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of Fund shares should not be sustained. There may, however, be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Fund shares on the secondary market, and you may receive less than NAV when you sell those Fund shares. The market price of Fund shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Fund shares may trade at a discount to NAV, and the discount is likely to be greatest when the price of Fund shares is falling fastest, which may be the time that you most want to sell your shares. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

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Trading Risks — Although shares of the Fund are listed for trading on an exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in Fund shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules.

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There can be no assurance that the requirements of the exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Fund shares will trade with any volume, or at all, on any stock exchange.

Additional Securities, Instruments and Strategies

This section describes additional securities, instruments and strategies that may be utilized by the Fund that are not principal investment strategies of the Fund unless otherwise noted in the Fund’s description of principal strategies.

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Money Market Instruments are short-term debt instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles. Money market instruments may include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements.

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Repurchase Agreements are contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions.

•	Foreign-Currency Denominated Bonds are debt securities that are issued in non-US currencies.

Precautionary Notes

A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding shares of the Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund. Typically, you will receive other services only if your broker offers these services.

A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new Fund shares may be issued on an ongoing basis, a “distribution” of Fund shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Fund shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Fund shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A Precautionary Note to Investment Companies — For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Fund shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof.

The Trust and the Fund have obtained an exemptive order from the SEC allowing a registered investment company to invest in the Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with ProShares Trust regarding the terms of the investment. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.

A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can postpone payment of redemption proceeds for any period during which (1) the New York Stock Exchange (the “NYSE”) or The NASDAQ Stock Market is closed other than customary weekend and holiday closings, (2) trading on the NYSE or The NASDAQ Stock Market is restricted, (3) any emergency circumstances exist, as determined by the SEC, and (4) the SEC by order permits for the protection of shareholders of the Fund, as further described in the SAI.

A Precautionary Note Regarding Regulatory Initiatives — There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategy.

The Index

A brief description of the Index is included in the summary prospectus.

Information About the Index Licensor

BNP Paribas compiles and publishes the Index. The Trust has entered into a license agreement with BNP Paribas to use the Index in connection with the Fund.

Disclaimers

“BNP PARIBAS®” AND “BNP PARIBAS DIVERSIFIED USD COVERED BOND INDEXTM” ARE TRADEMARKS OF BNP PARIBAS® OR ITS AFFILIATES (COLLECTIVELY, “BNPP”) AND HAVE BEEN LICENSED FOR USE BY PROSHARES TRUST.

THE “BNP PARIBAS DIVERSIFIED USD COVERED BOND INDEXTM” (THE “BNP INDEX”) IS THE SOLE PROPERTY OF BNPP AND IS REFERENCED HEREIN SOLELY AS AUTHORIZED UNDER A LICENSE AGREEMENT.

12	:: proshares.com :: Investment Objective, Principal Investment Strategies and Related Risks

THE FUND SHARES ARE NOT SPONSORED, ENDORSED, ADVISED, DISTRIBUTED, OR PROMOTED BY BNPP, ANY OF THEIR AFFILIATES, ANY OF THEIR INFORMATION PROVIDERS, OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING THE BNP INDEX (COLLECTIVELY, THE “BNPP PARTIES”). THE BNP INDEX IS THE EXCLUSIVE PROPERTY OF BNPP. THE “BNP PARIBAS DIVERSIFIED USD COVERED BOND INDEXTM” IS A TRADEMARK OF BNPP AND HAS BEEN LICENSED FOR USE FOR CERTAIN PURPOSES. THE FUND SHARES HAVE NOT BEEN PASSED ON BY ANY OF THE BNPP PARTIES AS TO THEIR LEGALITY OR SUITABILITY WITH RESPECT TO ANY PERSON OR ENTITY AND NONE OF THE BNPP PARTIES MAKES ANY WARRANTIES OR BEARS ANY LIABILITY WITH RESPECT TO THE FUND SHARES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NONE OF THE BNPP PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO PROSHARES TRUST OR THE OWNERS OF THE FUND SHARES (BENEFICIAL OR OTHERWISE) OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FINANCIAL PRODUCTS GENERALLY OR IN THE FUND SHARES PARTICULARLY, OR THE ABILITY OF THE BNP INDEX TO TRACK CORRESPONDING BOND MARKET PERFORMANCE. BNPP IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE BNP INDEX WITHOUT REGARD TO THE FUND SHARES OR PROSHARES TRUST OR THE OWNERS OF THE FUND SHARES OR ANY OTHER PERSON OR ENTITY. NONE OF THE BNPP PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF PROSHARES TRUST OR THE OWNERS OF THE FUND SHARES OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE BNP INDEX. NONE OF THE BNPP PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND SHARES TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE FUND SHARES ARE REDEEMABLE. NONE OF THE BNPP PARTIES HAS ANY OBLIGATION OR LIABILITY TO PROSHARES TRUST OR THE OWNERS OF THE FUND SHARES OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE FUND SHARES. THE BNP INDEX IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO PROSHARES TRUST OR THE FUND SHARES.

ALTHOUGH THE BNPP PARTIES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE BNP INDEX FROM SOURCES THAT THE BNPP PARTIES CONSIDER RELIABLE, NONE OF THE BNPP PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR COMPLETENESS OF THE BNP INDEX OR ANY DATA INCLUDED THEREIN, INCLUDING WITHOUT LIMITATION THE BNP INDEX DATA, OR THE RESULTS TO BE OBTAINED BY PROSHARES TRUST OR THE

FUND SHARES, THE OWNERS OF THE FUND SHARES, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE BNP INDEX OR ANY DATA INCLUDED THEREIN AND NONE OF THE BNPP PARTIES SHALL HAVE ANY LIABILITY TO ANY PERSON OR ENTITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH THE BNP INDEX OR ANY DATA INCLUDED THEREIN. THE BNPP PARTIES SHALL HAVE NO LIABILITY TO PROSHARES TRUST, THE OWNERS OF THE FUND SHARES, OR ANY THIRD PARTY FOR ANY ACT OR FAILURE TO ACT BY IT IN CONNECTION WITH THE DETERMINATION, ADJUSTMENT, CALCULATION OR MAINTENANCE OF THE BNP INDEX. FURTHER, NONE OF THE BNPP PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND REGARDING THE ACCURACY OF THE BNP INDEX OR OTHERWISE AND THE BNPP PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES (INCLUDING, WITHOUT LIMITATION AND FOR PURPOSES OF EXAMPLE ONLY, ALL WARRANTIES OF TITLE, SEQUENCE, AVAILABILITY, ORIGINALITY, ACCURACY, COMPLETENESS, TIMELINESS, NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ALL IMPLIED WARRANTIES ARISING FROM TRADE USE, COURSE OF DEALING AND COURSE OF PERFORMANCE) WITH RESPECT TO THE BNP INDEX AND ALL DATA INCLUDED THEREIN. WITHOUT LIMITING THE GENERALITY OF ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE BNPP PARTIES HAVE ANY LIABILITY TO ANY PERSON OR ENTITY FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, CONSEQUENTIAL (INCLUDING, WITHOUT LIMITATION, LOSS OF USE, LOSS OF PRINCIPAL, PROFITS OR REVENUES OR OTHER ECONOMIC LOSS), AND WHETHER IN TORT (INCLUDING, WITHOUT LIMITATION, STRICT LIABILITY AND NEGLIGENCE) CONTRACT OR OTHERWISE, EVEN IF IT MIGHT HAVE ANTICIPATED, OR WAS ADVISED OF, THE POSSIBILITY OF SUCH DAMAGES.

BNP PARIBAS HAS DEVELOPED, MAINTAINED AND IS RESPONSIBLE FOR THE METHODOLOGY THAT IS EMPLOYED IN CONNECTION WITH THE BNP INDEX. PROSPECTIVE INVESTORS ARE ADVISED TO MAKE AN INVESTMENT IN THE PRODUCT ONLY AFTER CAREFULLY CONSIDERING THE RISKS ASSOCIATED WITH INVESTING IN SUCH FUND SECURITIES, AS DETAILED IN AN OFFERING MEMORANDUM OR SIMILAR DOCUMENT THAT IS PREPARED BY OR ON BEHALF OF THE FUND, AND THE RISKS OF INVESTING GENERALLY.

NO PURCHASER, SELLER OR HOLDER OF THE FUND SHARES OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY BNPP TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE FUND SHARES WITHOUT FIRST CONTACTING BNP PARIBAS TO DETERMINE WHETHER BNP PARIBAS’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH BNP PARIBAS WITHOUT THE EXPRESS PRIOR WRITTEN PERMISSION OF BNP PARIBAS.

Investment Objective, Principal Investment Strategies and Related Risks :: proshares.com ::	13

PLEASE SEE THE FUND’S SAI FOR ADDITIONAL INFORMATION RELATING TO BNPP.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. The top ten holdings of the Fund are posted on a daily basis to the Trust’s website at proshares.com.

14	:: proshares.com

Management of ProShares Trust

Management of ProShares Trust :: proshares.com ::	15

Board of Trustees and Officers

The Board is responsible for the general supervision of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund.

Investment Adviser

ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to the Fund and provides investment advice and management services to the Fund. ProShare Advisors oversees the investment and reinvestment of the assets in the Fund. For its investment advisory services, the Fund pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.35% of average daily net assets. A discussion regarding the basis for the Board approving the investment advisory agreement for the Fund will be included in the Trust’s semi-annual or annual report to shareholders that covers the period during which the approval occurred. To the extent the Fund invests in exchange-traded funds (ETFs) sponsored by ProShare Advisors and/or common units of beneficial interest of one or more separate series of a trust sponsored by an affiliate of ProShare Advisors, ProShare Advisors has agreed to waive its investment advisory fees in an amount equal to the investment advisory fees and management services fees applicable to Fund assets invested in such ETFs and/or trust securities.

Portfolio Management

The following individual has responsibility for the day-to-day management of the Fund, as set forth in the summary section.

Michelle Liu, ProShare Advisors—Portfolio Manager since December 2009; Associate Portfolio Manager from November 2007 through November 2009. ProFund Advisors—Portfolio Manager since December 2009. Financial Industry Regulatory Authority, Inc. (FINRA)—Senior Market Operations Analyst from July 2006 through November 2007; Fixed Income Domain Lead/Specialist from March 2004 through July 2006.

Determination of NAV

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by J.P. Morgan Investor Services Co. and determined each business day at 3:00 p.m. Eastern time on days when the NYSE and the relevant bond markets are open for trading.

Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost.

When a market price is not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accu-

rately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the Fund sold them. See the SAI for more details.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.

Distributions

As a shareholder, you will earn a share of the investment income and net realized capital gains derived from the Fund’s direct security holdings. You will receive such earnings as either an income dividend or a capital gains distribution. The Fund intends to declare and distribute to its shareholders at least annually virtually all of its net income, if any, as well as net realized capital gains. Subject to Board approval, some or all of any net capital gains distribution may be declared payable in either additional shares of the Fund or in cash. If such a distribution is declared payable in that fashion, holders of shares will receive additional shares of the Fund unless they elect to receive cash. Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.

Dividend Reinvestment Services

As noted above under “Distributions”, the Fund may declare a net capital gain distribution to be payable in additional Fund shares or cash. Even if the Fund does not declare a dividend to be payable in Fund shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

Frequent Purchases and Redemption of Shares

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to

16	:: proshares.com :: Management of ProShares Trust

take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund shares remains at or close to NAV.

Taxes

The following is certain general information about taxation of the Fund:

•

The Fund intends to qualify for treatment as a “regulated investment company” for U.S. federal income tax purposes. In order to so qualify, the Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.

•

If the Fund qualifies for treatment as a regulated investment company, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders.

•

Investments by the Fund in debt obligations issued or purchased at a discount could cause the Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and could affect the amount, timing or character of the income distributed to shareholders by the Fund.

Taxable investors should be aware of the following basic tax points:

•	Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

•

Distributions declared in October, November or December of one year—if paid to you by the end of January of the following year—are taxable for federal income tax purposes as if received in the calendar year in which the distributions were declared.

•

Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Currently, ordinary dividends you receive that are reported as “qualified dividend income” may be taxed at the same rates as long-term capital gains. However, income received in the form of ordinary dividends will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses. The special tax treatment of qualified dividend income will apply only to taxable years beginning before January 1, 2013, unless Congress enacts tax legislation providing otherwise.

•	Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you have owned your Fund shares.

•

Distributions from net realized capital gains may vary considerably from year to year, both in total amount and in relative proportion of short- and long-term gains, as a result of the Fund’s normal investment activities and cash flows.

•

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends paid by the Fund, and net capital gains recognized on the sale or exchange of shares of the Fund.

•

A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

•	Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of shares, may be subject to state and local income taxes.

•

If you are not a citizen or a permanent resident of the United States, or if you are a foreign entity, dividends and short-term capital gains that you receive will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate or a statutory exemption applies.

•

Dividends and interest received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by foreign countries, which would reduce returns from an investment in the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations.

•

By law, the Fund must generally withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number, have under-reported dividend or interest income or have failed to certify to the Fund that you are not subject to such withholding. The backup withholding rate is currently 28% for amounts paid through December 31, 2012. Under current law, the backup withholding rate will increase to 31% for amounts paid after December 31, 2012.

In addition, taxable investors who purchase or redeem Creation Units should be aware of the following additional basic tax points:

•

A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.

•

A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash

Management of ProShares Trust :: proshares.com ::	17

received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Note: This prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an individual retirement account, special tax rules apply. Please consult your tax advisor for detailed information about the Fund’s tax consequences for you. See “Taxation” in the SAI for more information.

Premium/Discount Information

The Trust’s website has information about the premiums and discounts for the Fund. Premiums or discounts are the differences between the NAV and market price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the NAV. A discount is the amount that the Fund is trading below the NAV.

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, the Fund may pay the Fund’s distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of the Fund as reimbursement or compensation for distribution related activities with respect to the Fund. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the prior fiscal year, no payments were made by any fund of the Trust under the Plan.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814

866.PRO.5125    866.776.5125

proshares.com

You can find additional information about the Fund in its current Statement of Additional Information (“SAI”), dated October 1, 2012, as amended, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into, and is legally a part of, this prospectus. A copy of the SAI is available, free of charge, online at proshares.com. You may also receive a free copy of the SAI or make inquiries to ProShares by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.

You can find other information about ProShares on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about ProShares, including their SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090.

© 2012 ProShare Advisors LLC. All rights reserved.	MAY12